                                                                      Exhibit 99

                           (MACKINAC FINANCIAL LOGO)

                                  PRESS RELEASE

For Release: October 27, 2006
Nasdaq:      MFNC
Contact:     Investor Relations at (888) 343-8147
Website:     www.bankmbank.com

                         MACKINAC FINANCIAL CORPORATION
        REPORTS THIRD QUARTER AND NINE MONTHS 2006 RESULTS OF OPERATIONS

(Manistique, Michigan) - Mackinac Financial Corporation (Nasdaq: MFNC), the bank holding company for mBank (the "Bank") today announced third quarter 2006 income of $690,000 or $.20 per share compared to a loss of $518,000, or $.15 per share for the third quarter of 2005. Net income for the first nine months of 2006 totaled $1.378 million, or $.40 per share, compared to a loss of $6.336 million, $1.85 per share, for the same period in 2005. The 2006 nine months operations include a $600,000 negative provision, recorded in the first quarter, in recognition of improved credit quality and a $500,000 deferred tax benefit recorded in the third quarter. The deferred tax benefit was recorded in accordance with generally accepted accounting principles for recognition of a portion of the benefits to be derived from NOL carry-forwards. The 2005 results include a penalty of $4.320 million on the prepayment of $48.555 million of the FHLB borrowings. Excluding the provision and deferred tax adjustment in 2006 and the prepayment penalty recorded in 2005, the net income in the first nine months of 2006 amounted to $278,000, compared to an adjusted loss of $2.016 million for the same period in 2005. The nine month 2006 results also include $234,000 of stock option expense, required under the new accounting rules for stock compensation plans, as well as $400,000 of expenses incurred to pursue legal action against the Corporation's former accountants. The costs associated with the pursuit of this legal action have surpassed our earlier estimates but management and the Corporation's Board of Directors believe the case has merit and is in the best interests of shareholders. Legal expenses for this action are projected to be $250,000 in the fourth quarter which will carry the case through trial.

Paul Tobias, Chairman and Chief Executive Officer commented, "In the third quarter we experienced a slowdown in loan closings but are encouraged with our robust pipeline which should provide strong loan growth in the fourth quarter despite the economic downturn evidenced throughout the state of Michigan. Core deposit growth continued in the third quarter and we will continue to emphasize future growth of transactional account balances. We are pleased with loan and deposit growth thus far in 2006, yet we recognize the challenges ahead for continuing our rate of growth while maintaining capital ratios, margin, and credit quality. We believe that we can continue to generate profitable incremental growth, but we do expect margin compression in this weaker market."

Total assets of the Corporation at September 30, 2006 were $363.191 million, up
29.44 percent from the $280.590 million in total assets reported at September 30, 2005. September 30, 2006 total assets were up 21.58 percent from the $298.722 million of total assets at year-end 2005.

Total loans at September 30, 2006 were $292.614 million, up from $218.462 million at September 30, 2005 or a 33.94 percent increase. Total loans at September 30, 2006 increased $52.843 million, or 22.04 percent from year-end 2005 total loans of $239.771 million. Tobias stated, "Loan growth has been an integral part of our business plan and we have been successful in attaining this growth while maintaining our discipline for pricing and credit quality."

Total deposits of $293.494 million at September 30, 2006 were up 37.62 percent from deposits of $213.268 million on September 30, 2005. Deposits were up $60.862 million, or 26.16 percent from year-end 2005 deposits of $232.632 million. Deposit growth in 2006 includes increases in out-of-market brokered deposits totaling $31.648 million with the remaining $29.214 million representing bank core deposit growth of 15.46 percent. Mr. Tobias added, "Bank deposit growth is a key element of our strategic plan to build franchise value and maintain adequate interest margins. We are continually reviewing our deposit products and offering rates in our efforts to increase core deposits."

The Bank's credit quality remains excellent, with total nonperforming assets at September 30, 2006 of $2.091 million. Tobias commenting on credit quality stated, "Our success in growing our loan portfolio without sacrificing credit quality is a testament to our credit culture which places a high emphasis on the front-end review and analysis by lenders and credit review staff, along with a final review and approval by our strong loan committee."

Shareholders' equity at September 30, 2006 totaled $28.226 million, or $8.23 per share. The Corporation is well capitalized with Tier 1 capital in excess of 8 percent and total risk-based capital in excess of 10 percent.

Tobias concluded, "The execution of our 2006 Plan has been a challenge and we recognize that increasing future profitability is dependent upon building a strong foundation. While our Oakland County execution is behind our original plan, we believe that we are making significant progress, beating other new market entrants, and building a platform that will provide long term value to shareholders. Our focus is to continue to provide this platform for future success by maintaining credit quality, growing core deposits by expanding our customer relationships and maintaining staffing excellence in all of our markets. We remain committed toward our goal of robust profitability. We strive towards this goal by executing the growth of loans and core deposits and exercising the disciplines of pricing and cost control."

Mackinac Financial Corporation is a registered bank holding company which owns mBank. The Bank has 13 offices; nine in the Upper Peninsula and four in Lower Michigan. The Company's banking services include commercial lending and treasury management products and services geared toward small to mid-sized businesses; as well as checking and savings accounts, time deposits, interest bearing transaction accounts, safe deposit facilities, real estate mortgage lending, and direct and indirect consumer financing.

FORWARD-LOOKING STATEMENTS

THIS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS. WORDS SUCH AS "ANTICIPATES," "BELIEVES," "ESTIMATES," "EXPECTS," "INTENDS," "SHOULD," "WILL," AND VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS: AS DEFINED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS REFLECT MANAGEMENT'S CURRENT BELIEFS AS TO EXPECTED OUTCOMES OF FUTURE EVENTS AND ARE NOT GUARANTEES OF FUTURE PERFORMANCE. THESE STATEMENTS INVOLVE CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT WITH REGARD TO TIMING, EXTENT, LIKELIHOOD AND DEGREE OF OCCURRENCE. THEREFORE, ACTUAL RESULTS AND OUTCOMES MAY MATERIALLY DIFFER FROM WHAT MAY BE EXPRESSED OR FORECASTED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE A DIFFERENCE INCLUDE AMONG OTHERS: CHANGES IN THE NATIONAL AND LOCAL ECONOMIES OR MARKET CONDITIONS; CHANGES IN INTEREST RATES AND BANKING REGULATIONS; THE IMPACT OF COMPETITION FROM TRADITIONAL OR NEW SOURCES; AND THE POSSIBILITY THAT ANTICIPATED COST SAVINGS AND REVENUE ENHANCEMENTS FROM MERGERS AND ACQUISITIONS, BANK CONSOLIDATIONS, BRANCH CLOSINGS AND OTHER SOURCES MAY NOT BE FULLY REALIZED AT ALL OR WITHIN SPECIFIED TIME FRAMES AS WELL AS OTHER RISKS AND UNCERTAINTIES INCLUDING BUT NOT LIMITED TO THOSE DETAILED FROM TIME TO TIME IN FILINGS OF THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE AND OTHER FACTORS MAY CAUSE DECISIONS AND ACTUAL RESULTS TO DIFFER MATERIALLY FROM CURRENT EXPECTATIONS. MACKINAC FINANCIAL CORPORATION UNDERTAKES NO OBLIGATION TO REVISE, UPDATE, OR CLARIFY FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CONDITIONS AFTER THE DATE OF THIS RELEASE.

                 MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES
                          SELECTED FINANCIAL HIGHLIGHTS

(Dollars in thousands, except per share data) *

                                                                                     For The Period Ended
                                                                         --------------------------------------------
                                                                         September 30,   December 31,   September 30,
                                                                              2006           2005            2005
                                                                         -------------   ------------   -------------
                                                                          (Unaudited)                    (Unaudited)
SELECTED FINANCIAL CONDITION DATA (AT END OF PERIOD):
Total assets                                                              $  363,191      $  298,722     $  280,590
Total loans                                                                  292,614         239,771        218,462
Total deposits                                                               293,494         232,632        213,268
Borrowings                                                                    38,307          36,417         36,417
Total shareholders' equity                                                    28,226          26,588         27,900

SELECTED STATEMENTS OF INCOME DATA (NINE MONTHS AND YEAR ENDED):
Net interest income                                                       $    8,566      $    9,780     $    7,100
Income (loss) before taxes                                                       853          (7,364)        (6,336)
Net income (loss)                                                              1,378          (7,364)        (6,336)
Income (loss) per common share - Basic                                           .40           (2.15)         (1.85)
Income (loss) per common share - Diluted                                         .40           (2.15)         (1.85)

THREE MONTHS ENDED
Net interest income                                                       $    2,952      $    2,680     $    2,507
Income (loss) before taxes                                                       190          (1,028)          (518)
Net income (loss)                                                                690          (1,028)          (518)
Income (loss) per common share - Basic                                           .20            (.30)          (.15)
Income (loss) per common share - Diluted                                         .20            (.30)          (.15)

SELECTED FINANCIAL RATIOS AND OTHER DATA (NINE MONTHS AND YEAR ENDED):
PERFORMANCE RATIOS:
Net interest margin                                                             3.53%           3.64%          3.54%
Efficiency ratio                                                               93.82          160.43         112.11
Return on average assets                                                         .54           (2.58)          (.73)
Return on average equity                                                        6.71          (25.63)        (26.92)

Average total assets                                                      $  341,646      $  285,896     $  280,506
Average total shareholders' equity                                        $   27,440      $   28,732     $   28,112
Average loans to average deposits ratio                                        98.86%          98.17%         99.33%

COMMON SHARE DATA (AT END OF PERIOD):
Market price per common share                                             $    10.56      $     9.10     $    10.99
Book value per common share                                               $     8.23      $     7.76     $     8.14
Common shares outstanding                                                  3,428,695       3,428,695      3,428,695

OTHER DATA (AT END OF PERIOD):
Allowance for loan losses                                                 $    5,316      $    6,108     $    6,589
Non-performing assets                                                     $    2,091      $    1,059     $    3,905
Allowance for loan losses to total loans                                        1.82%           2.55%          3.02%
Non-performing assets to total assets                                            .58%            .35%          1.39%
Number of:
   Branch locations                                                               13              12             12

* Historical per share data has been adjusted for the 20:1 reverse stock split distributed in December 2004.

                 MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share data)

                                                               September 30,   December 31,   September 30,
                                                                    2006           2005            2005
                                                               -------------   ------------   -------------
                                                                (Unaudited)                    (Unaudited)
ASSETS
   Cash and due from banks                                        $  5,537       $  4,833       $  5,333
   Federal funds sold                                               11,949          3,110          4,849
                                                                  --------       --------       --------
      Cash and cash equivalents                                     17,486          7,943         10,182

   Interest-bearing deposits in other financial institutions           889          1,025          1,282
   Securities available for sale                                    36,129         34,210         35,506
   Federal Home Loan Bank stock                                      4,152          4,855          4,855

   Total loans                                                     292,614        239,771        218,462
      Allowance for loan losses                                     (5,316)        (6,108)        (6,589)
                                                                  --------       --------       --------
   Net loans                                                       287,298        233,663        211,873

   Premises and equipment                                           12,643         11,987         11,268
   Other real estate held for sale                                      26            945          1,948
   Other assets                                                      4,568          4,094          3,676
                                                                  --------       --------       --------
      Total assets                                                $363,191       $298,722       $280,590
                                                                  ========       ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
   Liabilities:
      Non-interest-bearing deposits                               $ 22,826       $ 19,684       $ 19,690
      Interest-bearing deposits                                    270,668        212,948        193,578
                                                                  --------       --------       --------
         Total deposits                                            293,494        232,632        213,268

   Borrowings                                                       38,307         36,417         36,417
   Other liabilities                                                 3,164          3,085          3,005
                                                                  --------       --------       --------
      Total liabilities                                            334,965        272,134        252,690

   Shareholders' equity:
      Preferred stock - No par value:
         Authorized 500,000 shares, no shares outstanding               --             --             --
      Common stock - No par value:
         Authorized 18,000,000 shares
         Issued and outstanding - 3,428,695 shares                  42,646         42,412         42,412
         Accumulated deficit                                       (14,083)       (15,461)       (14,434)
         Accumulated other comprehensive income                       (337)          (363)           (78)
                                                                  --------       --------       --------
         Total shareholders' equity                                 28,226         26,588         27,900
                                                                  --------       --------       --------
         Total liabilities and shareholders' equity               $363,191       $298,722       $280,590
                                                                  ========       ========       ========

                 MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share data)

                                                            Three Months Ended              Nine Months Ended
                                                      -----------------------------   -----------------------------
                                                      September 30,   September 30,   September 30,   September 30,
                                                           2006            2005            2006            2005
                                                      -------------   -------------   -------------   -------------
                                                       (Unaudited)     (Unaudited)     (Unaudited)     (Unaudited)
Interest income:
   Interest and fees on loans:
      Taxable                                             $5,635          $3,547         $15,316         $ 9,807
      Tax-exempt                                             189             222             575             694
   Interest on securities:
      Taxable                                                306             282             852           1,178
      Tax-exempt                                               5              42              87             126
   Other interest income                                     268             177             631             470
                                                          ------          ------         -------         -------
      Total interest income                                6,403           4,270          17,461          12,275
                                                          ------          ------         -------         -------
Interest expense:
   Deposits                                                2,951           1,338           7,540           3,666
   Borrowings                                                500             425           1,355           1,509
                                                          ------          ------         -------         -------
      Total interest expense                               3,451           1,763           8,895           5,175
                                                          ------          ------         -------         -------
Net interest income                                        2,952           2,507           8,566           7,100
Provision for loan losses                                     --              --            (600)             --
                                                          ------          ------         -------         -------
Net interest income after provision for loan losses        2,952           2,507           9,166           7,100
                                                          ------          ------         -------         -------
Other income:
   Service fees                                              133             137             365             470
   Loan and lease fees                                        23               5              59              11
   Net security gains                                         (1)             (1)             (1)             96
   Net gains on sale of loans                                 66              17             149              37
   Other                                                      19              96             135             194
                                                          ------          ------         -------         -------
      Total other income                                     240             254             707             808
                                                          ------          ------         -------         -------
Other expenses:
   Salaries, commissions, and related benefits             1,487           1,555           4,577           4,665
   Occupancy                                                 333             275             943             748
   Furniture and equipment                                   159             133             470             430
   Data processing                                           176             234             512             726
   Accounting, legal, and consulting fees                    341             204             955             750
   Loan and deposit expense                                   78             153             305             696
   Telephone                                                  55              66             155             203
   Advertising expense                                        70             314             247             696
   Penalty on prepayment of FHLB borrowings                   --              --              --           4,320
   Other                                                     303             345             856           1,010
                                                          ------          ------         -------         -------
      Total other expenses                                 3,002           3,279           9,020          14,244
                                                          ------          ------         -------         -------
Income (loss) before income taxes                            190            (518)            853          (6,336)
Provision for (benefit of) income taxes                     (500)             --            (525)             --
                                                          ------          ------         -------         -------
Net income (loss)                                         $  690          $ (518)        $ 1,378         $(6,336)
                                                          ======          ======         =======         =======
Income (loss) per common share:
   Basic                                                  $  .20          $ (.15)        $   .40         $ (1.85)
                                                          ======          ======         =======         =======
   Diluted                                                $  .20          $ (.15)        $   .40         $ (1.85)
                                                          ======          ======         =======         =======

                 MACKINAC FINANCIAL CORPORATION AND SUBSIDIARIES
                        LOAN PORTFOLIO AND CREDIT QUALITY

(Dollars in thousands)

LOAN PORTFOLIO BALANCES (AT END OF PERIOD):

                                                      September 30,   December 31,   September 30,
                                                          2006            2005           2005
                                                      -------------   ------------   -------------
COMMERCIAL LOANS
Hospitality and tourism                                  $ 37,287       $ 37,681       $ 40,424
Real estate - operators of nonresidential buildings        35,965         28,217         24,837
Real estate agents and managers                            19,744         10,588          7,837
New car dealers                                            10,049          9,995          5,005
Other                                                     102,341         88,842         81,623
                                                         --------       --------       --------
   Total Commercial Loans                                 205,386        175,323        159,726

1-4 family residential real estate                         51,341         44,660         42,490
Consumer                                                    2,792          2,285          2,108
Construction                                               33,095         17,503         14,138
                                                         --------       --------       --------
   Total Loans                                           $292,614       $239,771       $218,462
                                                         ========       ========       ========

CREDIT QUALITY (AT END OF PERIOD):

                                         September 30   December 31,   September 30
                                            2006            2005          2005
                                         ------------   ------------   ------------
NONPERFORMING ASSETS
Nonaccrual loans                           $  2,065      $      15       $  1,957
Loans past due 90 days or more                   --             99             --
Restructured loans                               --             --             --
                                           --------      ---------       --------
   Total nonperforming loans                  2,065            114          1,957
Other real estate owned                          26            945          1,948
                                           --------      ---------       --------
   Total nonperforming assets              $  2,091      $   1,059       $  3,905
                                           ========      =========       ========
Nonperforming loans as a % of loans             .71%          0.05%          0.90%
                                           --------      ---------       --------
Nonperforming assets as a % of assets           .58%          0.35%          1.39%
                                           --------      ---------       --------
RESERVE FOR LOAN LOSSES:
At period end                              $  5,316      $   6,108       $  6,589
                                           --------      ---------       --------
As a % of loans                                1.82%          2.55%          3.02%
                                           --------      ---------       --------
As a % of nonperforming loans                257.43%      5,357.89%        336.69%
                                           --------      ---------       --------
As a % of nonaccrual loans                   257.43%           N/M%        336.69%
                                           ========      =========       --------
CHARGE-OFF INFORMATION:
   Average loans                           $271,351      $ 207,928       $202,381
                                           --------      ---------       --------
   Net charge-offs                         $    192      $     858       $    377
                                           --------      ---------       --------
   Charge-offs as a % of average loans          .07%           .41%           .19%
                                           --------      ---------       --------

                         MACKINAC FINANCIAL CORPORATION

                           QUARTERLY FINANCIAL SUMMARY

*(Dollars in thousands, except per share data)

                                                                      Return
                                                     Average        on Average      Net
                     Average   Average   Average  Shareholders'  ---------------  Interest  Efficiency  Net Income  Book Value
Quarter Ended        Assets     Loans   Deposits     Equity      Assets   Equity   Margin      Ratio     Per Share   Per Share
-------------       --------  --------  --------  -------------  ------  -------  --------  ----------  ----------  ----------
SEPTEMBER 30, 2006  $362,632  $289,210  $296,608     $ 28,041      .75%    9.76%   3.36%      91.17%     $ 0.20       $ 7.93
June 30, 2006        342,820   273,686   274,591       27,213      .22     2.82    3.62       91.41        0.05         7.93
March 31, 2006       319,007   250,735   254,720       27,055      .63     7.47    3.62       99.37        0.15         7.93
December 31, 2005    288,619   224,386   219,967       27,288    (1.41)  (14.95)   3.96      128.37       (0.30)        7.76
September 30, 2005   280,506   209,785   211,197       28,112    (0.73)   (7.39)   3.79      112.11       (0.15)        8.14
June 30, 2005        277,754   197,545   206,875       28,879    (0.83)   (8.01)   3.67      119.07       (0.17)        8.32
March 31, 2005       296,856   199,703   209,035       30,692    (7.16)  (69.25)   3.21      300.96       (1.53)        8.42
December 31, 2004    327,543   218,962   211,685        8,455     2.95   114.17    2.48       71.83        8.25        10.13
September 30, 2004   346,078   226,951   236,418        6,096    (0.87)  (49.53)   2.25      120.66       (2.17)       18.44

* Historical per share data has been adjusted for the 20:1 reverse stock split distributed in December 2004.

                                  TOTAL LOANS
                             (Dollars in Thousands)

                              (PERFORMANCE GRAPH)

At period end   Dollars
-------------   -------
    9/30/04     221,595
   12/31/04     203,832
    3/31/05     194,831
    6/30/05     204,503
    9/30/05     218,462
   12/31/05     239,771
    3/31/06     264,471
    6/30/06     283,110
    9/30/06     292,614

                                 TOTAL DEPOSITS
                             (Dollars in Thousands)

                              (PERFORMANCE GRAPH)

At period end   Dollars
-------------   -------
    9/30/04     223,110
   12/31/04     215,650
    3/31/05     205,239
    6/30/05     207,814
    9/30/05     213,268
   12/31/05     232,632
    3/31/06     267,954
    6/30/06     284,165
    9/30/06     293,494

                              NONPERFORMING ASSETS
                             (Dollars in Thousands)

                              (PERFORMANCE GRAPH)

At period end   Dollars
-------------   -------
    9/30/04      11,655
   12/31/04       6,037
    3/31/05       3,787
    6/30/05       3,273
    9/30/05       3,905
   12/31/05       1,059
    3/31/06         952
    6/30/06         498
    9/30/06       2,091